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                                                                    Exhibit 23.2








                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 26, 2001 included in the Proxy Statement of Nestor, Inc. that is made a part of the Registration Statement (Form S-4 No. 333-00000) and Prospectus of Nestor, Inc. for the registration of 32,338,602 shares of its common stock.





Providence, Rhode Island
June 15, 2001